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                                                                  Exhibit 23-B

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report on the financial statements of Mercury Personal Communications for the year ended 31 March 1994, included in or made part of this Form 8-K Filing and by reference in the Registration Statement on Form S-4 (File No. 33-59315).


                                     /s/ Arthur Andersen Chartered Accountants

May 18, 1995
London, England